UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 20, 2006 (November 20, 2006)
INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9722	63-0573222

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

One Madison Industrial Park IW 2000, Huntsville, AL	35894-0001

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (256) 730-2000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On November 20, 2006, Intergraph Corporation (the “Company”) issued a press release announcing that the stockholders of the Company voted to adopt the previously announced merger agreement providing for the acquisition of the Company by an investor group led by Hellman & Friedman LLC and Texas Pacific Group in a transaction valued at approximately $1.3 billion.
     A copy of the press release issued by the Company announcing stockholder approval of the merger agreement is filed as an exhibit hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:
Exhibit 99.1       Press Release dated November 20, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERGRAPH CORPORATION
By:	/s/ Larry T. Miles
	Name:	Larry T. Miles
	Title:	Vice President and Controller

Date: November 20, 2006

EXHIBIT INDEX
Exhibit 99.1       Press Release dated November 20, 2006